Exhibit 99.1


                        TRUSTEE'S DISTRIBUTION STATEMENT

  THE                              TO THE HOLDERS OF:
BANK OF                    Corporate Bond-Backed Certificates
  NEW                      Series 1998-CAT-1
 YORK                      Class A-1 Certificates
                           CUSIP NUMBER: 219-87H-AQ8

in accordance with the Standard Terms and Conditions of Trust, The Bank of New York, as trustee submits the following cash basis
statement for the period ending:                        March 01, 2010

INTEREST ACCOUNT
Balance as of  September 01, 2009                                                       $0.00
      Scheduled Income received on securities                                     $841,252.00
      Unscheduled Income received on securities                                         $0.00
      Interest Received on sale of securities                                           $0.00


LESS:
      Distribution to Class A-1 Holders                        $838,252.00
      Trustee Fees                                               $2,250.00
      Fees allocated for third party expenses                      $750.00
Balance as of March 01, 2010                                      Subtotal              $0.00



PRINCIPAL ACCOUNT
Balance as of September 01, 2009                                                        $0.00
      Scheduled Principal payment received on securities                        $1,002,498.00
      Principal received on sale of securities                                          $0.00
LESS:
      Distribution to Class A-1 Holders                      $1,002,498.00
      Distribution to Swap Counterparty                              $0.00
Balance as of March 01, 2010                                      Subtotal              $0.00
                                                                   Balance              $0.00

                UNDERLYING SECURITIES HELD AS OF: March 01, 2010
                          $50,000,000 7.375% Debentures
                                    Issued by
                                 CATERPILLAR INC
-                     -
                              CUSIP# : 149-123-BE0